Filed Pursuant to Rule 497
File no. 333-186877

Maximum Offering of 100,000,000 Shares
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Supplement No. 6 dated August 31, 2017
to
Prospectus dated October 28, 2016
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This Supplement No. 6 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated October 28, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
Extension of Current Offering

Pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended, or the Securities Act, the Company’s registration statement on Form N-2 (File nos. 333-186877 and 811-22708), or the Prior Registration Statement, is due to expire on September 2, 2017. On July 27, 2017 the Company filed a new registration statement on Form N-2 with the Securities and Exchange Commission (File Nos. 333-219511 and 811-22807), or the New Registration Statement, which carried forward the unsold shares remaining on the Prior Registration Statement. Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement may be continued until the earlier of the date of effectiveness of the New Registration Statement or 180 days after the expiration of the Prior Registration Statement.
In connection with the filing of the New Registration Statement, the Company’s board of directors has specifically approved the continuation of the offering of unsold securities under the terms of the Prior Registration Statement until the earlier of the effectiveness of the New Registration Statement or October 31, 2017, the date on which the Company’s financial statements included in the Prior Registration Statement will go stale pursuant to Section 10(a)(3) of the Securities Act.